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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. (the "Company" or "Simon Property") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

        At June 30, 2004, the Company, directly or through the Operating Partnership, owned or had an interest in 247 properties which consisted of regional malls, community shopping centers and office and mixed-use properties (mixed-use properties include a combination of retail, office space or hotel components) containing an aggregate of 192 million square feet of gross leasable area (GLA) in 37 states plus Puerto Rico and Canada. The Company also holds interests in 48 shopping centers in Europe (in France, Italy, Poland and Portugal).

        On June 21, 2004 the Company announced that it had signed a definitive merger agreement to acquire all of the outstanding common stock of Chelsea Property Group, Inc. ("Chelsea") (NYSE: CPG) and its operating partnership subsidiary in a transaction valued at approximately $3.5 billion. The Company will also assume Chelsea's existing indebtedness and preferred stock, which totaled approximately $1.3 billion as of March 31, 2004. Chelsea has interests in 60 premium outlet and other shopping centers containing 16.7 million square feet of gross leasable area in 31 states and Japan. The transaction is subject to approval by Chelsea's shareholders, as well as customary closing conditions, and is expected to close during the fourth quarter of 2004.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of June 30, 2004, for the Company and the Operating Partnership.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP

Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Third Quarter 2004	Late October 2004
Fourth Quarter 2004	Early February 2005
First Quarter 2005	Late April 2005

Stock Information

        Simon Property Group common stock and two issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG

Credit Ratings

Standard & Poor's
Corporate	BBB+	(Stable)
Senior Unsecured	BBB	(Stable)
Preferred Stock	BBB-	(Stable)
Moody's
Senior Unsecured	Baa2	(Stable)
Preferred Stock	Baa3	(Stable)

Simon Property Group Ownership Structure(1)
June 30, 2004

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
The number of outstanding shares of common stock of Simon Property exceeds the number of Operating Partnership units owned by Simon Property by 1,670,944. This is the result of the direct ownership of Ocean County Mall by Simon Property, partially offset by units issued to Simon Property in exchange for the contribution of interests in Northshore Mall.

(3)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(4)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(5)
Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(6)
Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(7)
Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2003 through June 30, 2004

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2003	60,591,896	201,981,997
Issuance of Stock for Stock Option Exercises	—	204,623
Issuance of Units for Gateway Shopping Center Acquisition	120,671	—
Issuance of Units for Debt Refinancing	66,796	—
Conversion of Units into Common Stock	(3,485,104)	3,485,104
Conversion of Units into Cash	(148,097)	—
Restricted Stock Awards (Stock Incentive Program), Net	—	373,226
Number Outstanding at June 30, 2004	57,146,162	206,044,950

Total Common Shares and Units Outstanding at June 30, 2004:
263,191,112(2)

Details for Diluted Common Shares Outstanding:
Company Common Shares Outstanding at June 30, 2004	206,044,950
Number of Common Shares Issuable Assuming Conversion of:
Series C Preferred 7% Cumulative Convertible Units(3)	1,968,254
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	808,063
Diluted Common Shares Outstanding at June 30, 2004	208,821,267

Fully Diluted Common Shares and Units Outstanding at June 30, 2004:
265,967,429

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 55).

(3)
Conversion terms provided in footnote (5) on page 55 of this document.

(4)
Based upon the weighted average stock price for the quarter ended June 30, 2004.

SIMON PROPERTY GROUP

Selected Financial and Operational Information

As of June 30, 2004

Unaudited

(In thousands, except as noted)

	As of or for the Three Months Ended June 30,		As of or for the Six Months Ended June 30,
	2004	2003	2004	2003
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$601,583	$556,227	$1,184,884	$1,090,032
Net Income Available to Common Shareholders	$70,711	$50,292	$119,062	$105,432
Basic Earnings per Common Share	$0.34	$0.27	$0.58	$0.56
Diluted Earnings per Common Share	$0.34	$0.26	$0.58	$0.56
FFO of the Simon Portfolio	$267,260	$245,363	$520,257	$470,305
Diluted FFO of the Simon Portfolio	$268,535	$254,486	$522,806	$487,277
Basic FFO per Share	$1.01	$0.99	$1.98	$1.89
Diluted FFO per Share	$1.01	$0.96	$1.97	$1.85
Distributions per Share	$0.65	$0.60	$1.30	$1.20
Regional Mall Operational Statistics for North American Properties
Occupancy(1)
Consolidated Assets			90.9%	91.1%
Unconsolidated Assets			91.8%	92.4%
Total Portfolio			91.3%	91.6%
Average rent per square foot(1)
Consolidated Assets			$32.01	$30.23
Unconsolidated Assets			$34.38	$33.49
Total Portfolio			$32.92	$31.47
Comparable sales per square foot(2)
Consolidated Assets			$404	$376
Unconsolidated Assets			$448	$425
Total Portfolio			$419	$393
Total sales per square foot(2)
Consolidated Assets			$399	$371
Unconsolidated Assets			$442	$419
Total Portfolio			$414	$388
Number of U.S. and Puerto Rican Properties Open at End of Period			246	238
Number of Canadian Properties Open at End of Period			1	1

Number of North American Properties Open at End of Period(3)			247	239

Total U.S. and Puerto Rican GLA at End of Period (in millions of square feet)			191.54	183.31
Total Canadian GLA at End of Period (in millions of square feet)			0.25	0.25

Total North American GLA at End of Period (in millions of square feet)			191.79	183.56

Operational Statistics for European Properties
Occupancy at End of Period			99.3%	N/A
Average rent per square foot (in euros)			25.30	N/A
Number of European Properties Open at End of Period			48	N/A
Total European GLA at End of Period (in millions of square feet)			9.1	N/A

SIMON PROPERTY GROUP

Selected Financial and Operational Information

As of March 31, 2004

Unaudited

(In thousands, except as noted)

(1)
Includes mall and freestanding stores

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)	Number of North American Properties at 12/31/03	246
	Add: New Developments Opened	1
	Add: Properties Acquired	2
	Less: Properties Sold	-2

	Number of North American Properties at 6/30/04	247

SIMON PROPERTY GROUP

Selected Financial and Operational Information

As of June 30, 2004

Unaudited

(In thousands, except as noted)

	June 30, 2004	December 31, 2003
Shareholders' Equity Information
Limited Partner Units Outstanding at End of Period	57,146	60,592
Shares Outstanding at End of Period	206,045	201,982

Total Common Shares and Units Outstanding at End of Period	263,191	262,574

Weighted Average Limited Partnership Units Outstanding	59,096	61,122
Weighted Average Shares Outstanding—Basic(1)	203,901	189,475
Weighted Average Shares Outstanding—Diluted(1)	206,757	203,468
Debt Information
Consolidated Debt	$11,051,380	$10,266,388
Simon Group's Share of Joint Venture Debt	$2,729,805	$2,739,630
Debt-to-Market Capitalization
Common Stock Price at End of Period	$51.42	$46.34
Equity Market Capitalization(2)	$14,183,573	$12,834,007
Total Consolidated Capitalization	$25,234,953	$23,100,395
Total Capitalization—Including Simon Group's Share of JV Debt	$27,964,758	$25,840,025
	As of or for the Six Months Ended June 30,
	2004	2003
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$6,515	$4,853
Joint Venture Properties	$981	$725
Simon Group's Share of Joint Venture Properties	$477	$271

(1)
For purposes of computing FFO per share

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

        On the next two pages, we present balance sheet and income statement data on a pro rata basis reflecting the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation:    The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Real Estate Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of June 30, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	Real Estate Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$16,021,671	(224,578)	15,797,093	$4,983,376	$20,780,469
Less—accumulated depreciation	2,855,549	(47,287)	2,808,262	707,611	3,515,873

	13,166,122	(177,291)	12,988,831	4,275,765	17,264,596
Cash and cash equivalents	519,070	(13,092)	505,978	110,863	616,841
Tenant receivables and accrued revenue, net	285,756	(5,078)	280,678	77,034	357,712
Investment in unconsolidated entities, at equity	1,641,205	—	1,641,205	(1,641,205)	—
Deferred costs, other assets, and minority interest, net	651,957	(58,142)	593,815	(3,095)	590,720

Total assets	$16,264,110	$(253,603)	$16,010,507	$2,819,362	$18,829,869

LIABILITIES:
Mortgages and other indebtedness	$11,051,380	$(210,630)	$10,840,750	$2,729,844	$13,570,594
Accounts payable and accrued expenses	674,106	(11,717)	662,389	117,782	780,171
Cash distributions and losses in partnerships and joint ventures, at equity	24,532	—	24,532	(24,532)	—
Other liabilities, minority interest and accrued dividends	232,011	(31,256)	200,755	(3,732)	197,023

Total liabilities	11,982,029	(253,603)	11,728,426	2,819,362	14,547,788

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	774,697	—	774,697	—	774,697
LIMITED PARTNERS' PREFERRED INTEREST IN THE SPG OPERATING PARTNERSHIP	258,220	—	258,220	—	258,220
SHAREHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC., (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 12,000,000 and 12,078,012 issued and outstanding, respectively. Liquidation values $375,000 and $376,950, respectively.	365,771	—	365,771	—	365,771
Common stock, $.0001 par value, 400,000,000 shares authorized, 208,131,505 and 200,876,552 issued and outstanding, respectively	21	—	21	—	21
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 and 3,200,000 issued and outstanding, respectively	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	4,189,362	—	4,189,362	—	4,189,362
Accumulated deficit	(1,243,556)	—	(1,243,556)	—	(1,243,556)
Accumulated other comprehensive income	18,141	—	18,141	—	18,141
Unamortized restricted stock award	(28,057)	—	(28,057)	—	(28,057)
Common stock held in treasury at cost, 2,098,555 shares	(52,518)	—	(52,518)	—	(52,518)

Total shareholders' equity	3,249,164	—	3,249,164	—	3,249,164

	$16,264,110	$(253,603)	$16,010,507	$2,819,362	$18,829,869

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For three months ended June 30, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	Real Estate Joint Ventures	Total
REVENUE:
Minimum rent	$362,008	(7,921)	354,087	105,191	$459,278
Overage rent	8,549	(84)	8,465	1,481	9,946
Tenant reimbursements	178,073	(5,132)	172,941	51,688	224,629
Management fees and other revenues	18,490	—	18,490	—	18,490
Other income	34,463	(1,090)	33,373	7,154	40,527

Total revenue	601,583	(14,227)	587,356	165,514	752,870

EXPENSES:
Property operating	86,574	(3,041)	83,533	29,604	113,137
Depreciation and amortization	145,513	(1,923)	143,590	42,605	186,195
Real estate taxes	60,407	(1,294)	59,113	13,147	72,260
Repairs and maintenance	20,388	(598)	19,790	7,072	26,862
Advertising and promotion	12,758	(346)	12,412	4,101	16,513
Provision for credit losses	3,306	(52)	3,254	842	4,096
Home and regional office	21,267	—	21,267	—	21,267
General & administrative	3,460	—	3,460	—	3,460
Costs related to withdrawn tender offer	—	—	—	—	0
Other	7,709	(493)	7,216	8,605	15,821

Total operating expenses	361,382	(7,747)	353,635	105,976	459,611

OPERATING INCOME	240,201	(6,480)	233,721	59,538	293,259
Interest expense	156,946	(2,660)	154,286	39,702	193,988

Income before minority interest	83,255	(3,820)	79,435	19,836	99,271

Minority interest	(3,820)	3,820	—	—	—
Gain (loss) on sales of assets and other, net	11,619	—	11,619	—	11,619
Income tax expense of taxable REIT subsidiaries	(6,632)	—	(6,632)	—	(6,632)

Income before unconsolidated entities	84,422	—	84,422	19,836	104,258
Income from other unconsolidated entities	19,836	—	19,836	(19,836)	—

Income from continuing operations	104,258	—	104,258	—	104,258
Results of operations from discontinued operations	(809)		(809)	—	(809)
Loss on disposal or sale of discontinued operations	197	—	197	—	197

Income before allocation to limited partners	103,646	—	103,646	—	103,646
LESS:
Limited partners' interest in the Operating Partnership	20,201	—	20,201	—	20,201
Preferred distributions of the Operating Partnership	4,900	—	4,900	—	4,900

NET INCOME	78,545	—	78,545		78,545
Preferred dividends	(7,834)	—	(7,834)	—	(7,834)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$70,711	$—	70,711	$—	$70,711

RECONCILIATION TO FFO:
Net Income			78,545		78,545
Less:
Joint Venture Net Income			(19,836)	19,836	—

Net Income			58,709	19,836	78,545
Plus:
Limited Partners' interest in the Operating Partnership and Preferred distributions of the Operating Partnership			25,101		25,101
Depreciation and amortization from combined consolidated properties and discontinued operations			143,547		143,547
Our share of depreciation and amortization from unconsolidated affiliates			—	42,140	42,140
Loss on sale of real estate and discontinued operations			(11,816)		(11,816)
Tax provision related to gain on sale			4,415		4,415
Less:
Minority interest portion of depreciation and amortization			(1,938)		(1,938)
Preferred distributions (Including those of subsidiaries)			(12,734)		(12,734)

Our FFO			205,284	61,976	267,260

% of Total FFO:			76.81%	23.19%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For six months ended June 30, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	Real Estate Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$716,906	(11,807)	705,099	207,957	$913,056
Overage rent	18,030	(184)	17,846	3,685	21,531
Tenant reimbursements	351,868	(7,696)	344,172	99,370	443,542
Management fees and other revenues	36,403	—	36,403	—	36,403
Other income	61,677	(1,224)	60,453	14,915	75,368

Total revenue	1,184,884	(20,911)	1,163,973	325,927	1,489,900

EXPENSES:
Property operating	171,433	(4,520)	166,913	60,193	227,106
Depreciation and amortization	283,607	(3,023)	280,584	84,328	364,912
Real estate taxes	120,620	(2,021)	118,599	26,476	145,075
Repairs and maintenance	42,822	(1,047)	41,775	13,487	55,262
Advertising and promotion	25,384	(496)	24,888	7,614	32,502
Provision for credit losses	6,738	(172)	6,566	1,834	8,400
Home and regional office costs	42,232	—	42,232	—	42,232
General & administrative	7,023	—	7,023	—	7,023
Other	16,602	(864)	15,738	17,010	32,748

Total operating expenses	716,461	(12,143)	704,318	210,942	915,260

OPERATING INCOME	468,423	(8,768)	459,655	114,985	574,640
Interest expense	310,332	(4,087)	306,245	78,077	384,322

Income before minority interest	158,091	(4,681)	153,410	36,908	190,318
Minority interest	(4,681)	4,681	—	—	—
Gain (loss) on sales of assets and other, net	(1,881)	—	(1,881)	—	(1,881)
Income tax expense of taxable REIT subsidiaries	(8,642)	—	(8,642)	—	(8,642)

Income before unconsolidated entities	142,887	—	142,887	36,908	179,795
Income from other unconsolidated entities	36,908	—	36,908	(36,908)	—

Income from continuing operations	179,795	—	179,795	—	179,795
Results of operations from discontinued operations	(770)		(770)	—	(770)
Gain on disposal or sale of discontinued operations	288	—	288	—	288

Income before allocation to limited partners	179,313	—	179,313	—	179,313
LESS:
Limited partners' interest in the Operating Partnerships	34,776	—	34,776	—	34,776
Preferred distributions of the Operating Partnership	9,805	—	9,805		9,805

NET INCOME	134,732	—	134,732	—	134,732
Preferred dividends	(15,670)	—	(15,670)	—	(15,670)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$119,062	$—	$119,062	$—	$119,062

RECONCILIATION TO FFO:
Net Income			134,732		134,732
Less:
Joint Venture Net Income			(36,908)	36,908	—

Net Income			97,824	36,908	134,732
Plus:
Limited Partners' interest in the Operating Partnership and Preferred distributions of the Operating Partnership			44,581		44,581
Depreciation and amortization from combined consolidated properties and discontinued operations			279,798		279,798
Our share of depreciation and amortization from unconsolidated affiliates			—	83,632	83,632
Loss on sale of real estate and discontinued operations			1,593		1,593
Tax provision related to gain on sale			4,415		4,415
Less:
Minority interest portion of depreciation and amortization			(3,019)		(3,019)
Preferred distributions (Including those of subdisiaries)			(25,475)		(25,475)

Our FFO			399,717	120,540	520,257

% of Total FFO:			76.83%	23.17%	100.00%

SIMON PROPERTY GROUP
Reconciliation of NOI to Net Income
As of June 30, 2004

        Industry practice is to evaluate real estate properties on an unleveraged basis. NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

        —does not represent cash flow from operations as defined by GAAP,

        —should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

        —is not an alternative to cash flows as a measure of liquidity, and

        —is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of NOI to Net Income provides "Total NOI of the Simon Group Portfolio" and reconciles the amounts to net income, which we believe is the most directly comparable GAAP financial measure. The Computation of Comparable Property NOI Growth provides the increase in the comparable regional mall and mixed-use NOI for the six months ended June 30, 2004.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(in thousands)
	2004	2003	2004	2003
Reconciliation of NOI of consolidated Properties:
Net Income	$78,545	$65,975	$134,732	$136,797
Add: Preferred distributions of the Operating Partnership	4,900	2,835	9,805	5,670
Limited partners' interest in the Operating Partnership	20,201	15,012	34,776	33,673
Discontinued operations—Results of operations and loss on disposal or sale, net	612	15,511	482	7,870
Income tax expense of taxable REIT subsidiaries	6,632	2,064	8,642	4,027
Minority interest	3,820	586	4,681	2,419
Interest Expense	156,946	151,261	310,332	302,458
Income from unconsolidated entities	(19,836)	(25,594)	(36,908)	(46,974)
(Gain) Loss on sales of assets and other, net	(11,619)	—	1,881	(23)

Operating Income	240,201	227,650	468,423	445,917
Depreciation and amortization expense	145,513	122,831	283,607	243,535

NOI of consolidated Properties	$385,714	$350,481	$752,030	$689,452

Reconciliation of NOI of unconsolidated entities:
Net Income	$78,741	$71,478	$135,002	$137,642
Add: Minority interest	—	269	—	361
Interest Expense	96,006	87,109	192,669	172,561
Discontinued operations—Results of operations and loss on disposal or sale, net	(3,904)	(408)	4,789	(2,664)
Income from unconsolidated entities	1,612	(1,896)	2,301	(4,190)

Operating Income	172,455	156,552	334,761	303,710
Depreciation and amortization expense	76,028	62,861	152,850	122,949

NOI of unconsolidated entities	$248,483	$219,413	$487,611	$426,659

Total consolidated and unconsolidated NOI from continuing operations	$634,197	$569,894	$1,239,641	$1,116,111

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	1,894	18,157	12,620	31,008

Total NOI of the Simon Group Portfolio	$636,091	$588,051	$1,252,261	$1,147,119

Increase in NOI from prior period	8.2%	5.0%	9.2%	5.8%
Less: Joint venture partner's share of NOI	157,192	131,993	312,935	258,232

Simon Group's Share of NOI	$478,899	$456,058	$939,326	$888,887

Increase in Simon Group's Share of NOI from prior period	5.0%	7.4%	5.7%	8.8%

SIMON PROPERTY GROUP
Computation of Comparable Property NOI Growth
As of June 30, 2004

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(in thousands)
	2004	2003	2004	2003
Reconciliation of NOI of the Simon Group Portfolio to Comparable NOI of Regional Malls and Mixed-Use Properties:
Total NOI of the Simon Group Portfolio	$636,091	$588,051	$1,252,261	$1,147,119
NOI from noncomparable regional malls	(57,590)	—	(101,389)	2
NOI from community centers and office buildings	(43,147)	(35,084)	(77,665)	(66,823)
NOI from disposition properties	(1,950)	(13,932)	(13,454)	(23,325)
Home and regional office costs, corporate and other	6,520	536	15,182	3,412
(Gain)/loss on peripheral land sales	(988)	(17,301)	(5,400)	(27,141)

Comparable NOI of Regional Malls and Mixed-Use Properties	$538,936	$522,270	$1,069,535	$1,033,244

Increase in Comparable Regional Mall and Mixed-Use NOI from prior period	3.2%		3.5%

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of June 30, 2004
(In thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2004	2003	2004	2003
Consolidated Properties
Other Income
Interest Income	$1,030	$3,337	$5,042	$7,279
Lease Settlement Income	5,268	4,467	7,660	6,698
Gains on Land Sales and Income from the Sale of Net Leases	10,600	8,092	14,874	12,342
Simon Brand Ventures/Simon Business Network Revenues(1)	12,780	10,424	26,372	18,231
Other	4,785	3,894	7,729	6,630

Totals	$34,463	$30,214	$61,677	$51,180

Other Expense
Ground Rent	$4,706	$3,761	$9,372	$6,847
Professional Fees	1,073	883	2,282	2,420
Simon Brand Ventures/Simon Business Network Expenses	660	133	1,358	289
Other	1,270	1,241	3,590	2,416

Totals	$7,709	$6,018	$16,602	$11,972

(1)
Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
NOI Composition
For the Six Months Ended June 30, 2004

U.S. Geographic Diversification
of Regional Mall Portfolio(1)

U.S. Asset Mix of Portfolio

(1)	Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
	Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
	Southeast—TN, MS, AL, GA and FL	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
	Southwest—TX, OK, LA and AR	Pacific—CA, OR and WA

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of June 30, 2004

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Average Base Rent Per Square Foot
U.S. and Puerto Rican Properties:
Regional Malls
—Anchor	104,973,900	30,758,200	28.0%	93.9%	$4.20
—Mall Store	61,444,000	61,297,800	55.7%	91.4%	$33.63
—Freestanding	4,080,600	2,123,000	1.9%	87.3%	$11.19

Subtotal	65,524,600	63,420,800	57.6%	91.3%	$32.92
Regional Mall Total	170,498,500	94,179,000	85.6%	92.1%
Community Shopping Centers
—Anchor	12,635,200	8,028,800	7.3%	91.2%	$8.93
—Mall Store	4,389,800	4,307,000	3.9%	91.5%	$14.27
—Freestanding	971,800	506,200.5%		95.3%	$7.81

Community Ctr. Total	17,996,800	12,842,000	11.7%	91.5%	$10.77
Office Portion of Mixed-Use Properties	3,043,000	3,043,000	2.7%	81.3%	$26.29
Subtotal U.S. and Puerto Rican Properties	191,538,300	110,064,000	100.00%
Canadian Property	247,000

Total North American Properties	191,785,300

U.S. Occupancy History
As of	Regional Malls(1)	Community Shopping Centers(2)
6/30/04	91.3%	91.5%
6/30/03	91.6%	88.0%
12/31/03	92.4%	90.2%
12/31/02	92.7%	86.9%
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

SIMON PROPERTY GROUP
Rent Information
As of June 30, 2004

Average Base Rent
Per Square Foot

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
6/30/04	$32.92	4.6%	$10.77	6.2%
6/30/03	$31.47	—	$10.14	—
12/31/03	$32.26	5.1%	$10.59	4.6%
12/31/02	30.70	4.8	10.12	3.0
12/31/01	29.28	3.4	9.83	5.0
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9

Rental Rates

	Average Base Rent(1)		Amount of Change
Year	Lease Signings During Period	Store Closings/ Lease Expirations During Period	$ Change	% Change
Regional Malls:
2004 (YTD)	$38.98	$32.80	$6.18	18.8%
2003	41.28	32.99	8.29	25.1
2002	40.35	32.58	7.77	23.8
2001	34.88	29.10	5.78	19.9
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
Community Shopping Centers:
2004 (YTD)	$10.57	$11.12	$(0.55)	(4.9)%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of June 30, 2004

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/04
Regional Malls—Mall Stores & Freestanding
Month to Month Leases	845	1,966,979	$33.08
2004 (7/1-12/31)	733	1,089,674	$39.51
2005	2,353	6,348,158	$31.18
2006	2,198	5,783,319	$33.19
2007	2,217	5,626,692	$33.94
2008	1,849	5,547,869	$33.96
2009	1,722	5,311,051	$31.96
2010	1,615	4,845,024	$35.04
2011	1,474	4,497,134	$34.02
2012	1,200	4,074,754	$35.58
2013	1,270	4,005,771	$38.91
2014	910	3,040,377	$35.95
2015 and Thereafter	301	2,698,483	$22.91
Specialty Leasing Agreements w/terms in excess of 12 months	922	2,411,350	$12.67
Regional Malls—Anchor Tenants
Month to Month Leases	2	160,578	$6.34
2004 (7/1-12/31)	6	666,342	$3.46
2005	19	2,488,083	$2.02
2006	21	2,613,249	$2.69
2007	16	1,696,364	$2.12
2008	30	3,514,840	$3.80
2009	28	2,846,014	$3.44
2010	18	1,890,810	$3.58
2011	11	928,657	$6.44
2012	18	2,151,362	$4.79
2013	10	1,638,346	$6.86
2014	13	1,207,089	$7.60
2015 and Thereafter	46	5,607,104	$5.24
Community Centers—Mall Stores & Freestanding
Month to Month Leases	38	96,639	$12.58
2004 (7/1-12/31)	73	109,445	$14.50
2005	217	692,998	$15.08
2006	201	668,935	$14.22
2007	148	603,423	$13.25
2008	132	600,993	$13.48
2009	82	352,839	$13.52
2010	47	313,680	$14.50
2011	35	241,038	$15.23
2012	20	129,945	$15.40
2013	15	118,879	$9.50
2014	10	54,449	$15.55
2015 and Thereafter	7	89,680	$12.63
Specialty Leasing Agreements w/terms in excess of 12 months	11	52,759	$3.77

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of June 30, 2004

Community Centers—Anchor Tenants
Month to Month Leases	1	60,000	$3.15
2004 (7/1-12/31)	3	90,707	$5.71
2005	10	303,133	$8.45
2006	17	629,044	$6.38
2007	15	564,964	$6.56
2008	16	382,757	$10.76
2009	19	691,033	$7.33
2010	21	682,212	$11.54
2011	8	388,127	$12.86
2012	8	350,244	$8.85
2013	13	421,206	$8.39
2014	11	444,395	$8.22
2015 and Thereafter	36	2,072,313	$9.62
Specialty Leasing Agreements w/ terms in excess of 12 months	3	103,982	$0.48

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Top Regional Mall Tenants
As of June 30, 2004
(Square Feet in 000's)

Top 15 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited Brands, Inc.	567	3,498	1.8%	4.4%
The Gap, Inc.	351	3,655	1.9%	3.1%
Foot Locker, Inc.	436	1,820	0.9%	2.5%
Zale Corporation	429	491	0.3%	1.8%
Abercrombie & Fitch Co.	144	1,068	0.6%	1.4%
Luxottica Group S.P.A	363	649	0.3%	1.3%
Sterling Jewelers, Inc.	203	289	0.2%	1.1%
American Eagle Outfitters, Inc.	127	667	0.3%	0.9%
Genesco Inc.	304	384	0.2%	0.9%
Hallmark Cards, Inc.	211	696	0.4%	0.9%
Williams-Sonoma Stores, Inc.	87	617	0.3%	0.8%
Trans World Entertainment Corp.	108	682	0.4%	0.8%
The Musicland Group, Inc.	138	576	0.3%	0.8%
Retail Brand Alliance, Inc.	102	575	0.3%	0.8%
Ann Taylor, Inc.	92	514	0.3%	0.8%

Top 15 Anchors (sorted by percentage of total square footage)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears Roebuck & Co.	134	20,506	10.7%	0.4%
Federated Department Stores	96	18,846	9.8%	0.7%
J.C. Penney Co., Inc.	115	16,743	8.7%	1.0%
The May Department Stores	89	13,320	6.9%	0.2%
Dillard's Department Stores	81	12,022	6.3%	0.2%
Saks Incorporated	41	4,766	2.5%	1.1%
Nordstrom, Inc.	22	3,933	2.1%	0.1%
Target Corporation	26	3,147	1.6%	0.0%
Belk, Inc.	15	1,747	0.9%	0.1%
The Neiman Marcus Group, Inc.	7	926	0.5%	0.1%
Von Maur, Inc.	7	592	0.3%	0.0%
Kohl's Department Stores	6	573	0.3%	0.0%
Boscov's Department Stores, Inc.	3	521	0.3%	0.1%
The Bon-Ton Stores, Inc.	6	497	0.3%	0.1%
Burlington Coat Factory, Inc.	3	314	0.2%	0.1%

(1)
Includes space leased and space owned by the anchor

SIMON PROPERTY GROUP
Regional Mall Anchor/Big Box Openings
2004-2006

Property Name	Location	New Tenant	Former Tenant
Openings through June 30, 2004
College Mall	Bloomington, IN	Target	JCPenney
Cordova Mall	Pensacola, FL	Cost Plus World Market	Montgomery Ward
Greenwood Park Mall	Greenwood, IN	Dick's Sporting Goods	Service Merchandise
Gulfview Square	New Port Richey, FL	Best Buy	Dillard's (relocated)
Prien Lakes Mall	Lake Charles, LA	Cinemark Theater	White House
Roosevelt Field	Garden City, NY	Bloomingdale's Furniture and Bedding Galyans	Stern's Stern's
Southern Hills Mall	Sioux City, IA	Barnes & Noble	N/A
SouthPark Mall	Charlotte, NC	Nordstrom	N/A
Town Center at Cobb	Kennesaw, GA	Macy's/Rich's Home Store	Macy's
Washington Square	Indianapolis, IN	Burlington Coat Factory	JCPenney
Openings Projected in Second Half of 2004
Bangor Mall	Bangor, ME	Dick's Sporting Goods	Porteus
Battlefield Mall	Springfield, MO	Steve & Barry's	Battlefield Cinema
Brea Mall	Brea, CA	Cheesecake Factory	N/A
Century III Mall	Pittsburgh, PA	Dick's Sporting Goods	Wickes Furniture
Dadeland Mall	Miami, FL	Nordstrom	Lord & Taylor
Emerald Square	Attleboro, MA	Filene's Home	Lord & Taylor
Gulfview Square	New Port Richey, FL	Linens 'n Things	Dillard's (relocated)
Irving Mall	Irving, TX	Circuit City	Food court & small shops
Maplewood Mall	St. Paul, MN	Barnes & Noble	N/A
North East Mall	Hurst, TX	Rave Theater	Montgomery Ward
Rolling Oaks	San Antonio, TX	JCPenney San Antonio Skate Park	N/A Regal Cinema
Shops at Sunset Place	Miami, FL	L.A. Fitness	IMAX Theatre
South Hills Village	Pittsburgh, PA	Barnes & Noble	N/A
Southern Hills Mall	Sioux City, IA	JCPenney	Target
SouthPark Mall	Moline, IL	Dillard's	Montgomery Ward

Openings Projected in Second Half of 2004 (continued)
SouthPark Mall	Charlotte, NC	Galyan's	Sears
Sunland Park Mall	El Paso, TX	Foley's	JCPenney
Tippecanoe Mall	Lafayette, IN	Dick's Sporting Goods H.H. Gregg	Lazarus Lazarus
Washington Square	Indianapolis, IN	Dick's Sporting Goods	Lazarus
White Oaks Mall	Springfield, IL	Dick's Sporting Goods	Montgomery Ward
Openings Projected in 2005
Aurora Mall	Aurora, CO	Foley's—Expanded and renovated	N/A
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy's
Cielo Vista Mall	El Paso, TX	Cinemark Theater	N/A
College Mall	Bloomington, IN	Dick's Sporting Goods	Lazarus
Emerald Square	Attleboro, MA	Filene's Men Store	Lord & Taylor
Fashion Mall at Keystone	Indianapolis, IN	Landmark Cinema	Small shops
Irving Mall	Irving, TX	Burlington Coat Factory	JCPenney
Phipps Plaza	Atlanta, GA	Nordstrom	Lord & Taylor
SouthPark Mall	Charlotte, NC	Joseph Beth Booksellers	N/A
Town Center at Boca Raton	Boca Raton, FL	Neiman Marcus	Lord & Taylor
Washington Square	Indianapolis, IN	Kerasotes Theater	Lazarus
White Oaks Mall	Springfield, MO	Linens 'n Things Cost Plus World Market	Montgomery Ward Montgomery Ward
Openings Projected in 2006
Aurora Mall	Aurora, CO	Dillard's	Foley's (relocated)
SouthPark Mall	Charlotte, NC	Neiman Marcus	N/A

SIMON PROPERTY GROUP
Property Listing—North American Assets
As of June 30, 2004

					Gross Leasable Area
Property Name	State	City	Legal Ownership		Total	Anchor	Mall & Freestanding
UNITED STATES AND PUERTO RICO:
Regional Malls
McCain Mall	AR	N. Little Rock	100.0%		776,500	554,200	222,300
University Mall	AR	Little Rock	100.0%		565,800	412,800	153,000
Metrocenter	AZ	Phoenix	50.0%		1,391,800	876,000	515,800
Southgate Mall	AZ	Yuma	100.0%		321,200	252,300	68,900
Brea Mall	CA	Brea	100.0%		1,316,200	874,800	441,400
Fashion Valley Mall	CA	San Diego	50.0%		1,707,300	1,053,300	654,000
Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%		867,200	536,500	330,700
Santa Rosa Plaza	CA	Santa Rosa	100.0%		699,000	428,300	270,700
Shops at Mission Viejo	CA	Mission Viejo (Orange County)	100.0%		1,149,600	677,200	472,400
Westminster Mall	CA	Westminster (Orange County)	100.0%		1,218,900	716,900	502,000
Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,374,000	849,200	524,800
Aurora Mall	CO	Aurora (Denver)	100.0%		985,600	566,000	419,600
Mesa Mall	CO	Grand Junction	50.0%		866,100	425,800	440,300
Crystal Mall	CT	Waterford	74.6%		793,900	442,300	351,600
Aventura Mall	FL	Miami Beach	33.3%		1,904,700	1,242,100	662,600
Avenues, The	FL	Jacksonville	25.0	%(9)	1,117,800	755,000	362,800
Boynton Beach Mall	FL	Boynton Beach	100.0%		1,183,500	883,700	299,800
Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%		944,800	648,100	296,700
Cordova Mall	FL	Pensacola	100.0%		833,400	395,900	437,500
Crystal River Mall	FL	Crystal River	100.0%		424,300	302,500	121,800
Dadeland Mall	FL	N. Miami Beach	50.0%		1,467,600	1,132,000	335,600
DeSoto Square	FL	Bradenton	100.0%		690,300	435,500	254,800
Edison Mall	FL	Fort Myers	100.0%		1,042,200	742,700	299,500
Florida Mall, The	FL	Orlando	50.0%		1,847,600	1,232,400	615,200
Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		752,500	461,900	290,600
Indian River Mall	FL	Vero Beach	50.0%		748,100	445,600	302,500
Lake Square Mall	FL	Leesburg	50.0%		560,800	296,000	264,800
Melbourne Square	FL	Melbourne	100.0%		729,800	471,200	258,600
Miami International Mall	FL	S. Miami	47.8%		1,075,300	783,300	292,000
Orange Park Mall	FL	Orange Park	100.0%		927,400	534,200	393,200
Paddock Mall	FL	Ocala	100.0%		554,300	387,400	166,900
Palm Beach Mall	FL	West Palm Beach	100.0%		1,084,100	749,300	334,800
Port Charlotte Town Center	FL	Port Charlotte	80.0	%(5)	780,700	458,600	322,100
Seminole Towne Center	FL	Sanford	45.0	%(9)	1,153,600	768,800	384,800
The Shops @ Sunset Place	FL	Miami	37.5%		515,700	—	515,700
Town Center at Boca Raton	FL	Boca Raton	100.0%		1,561,800	1,067,200	494,600
Treasure Coast Square	FL	Jensen Beach	100.0%		869,400	511,400	358,000

Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		1,128,100	748,300	379,800
University Mall	FL	Pensacola	100.0%		707,000	478,400	228,600
Gwinnett Place	GA	Duluth (Atlanta)	50.0%		1,277,300	843,600	433,700
Lenox Square	GA	Atlanta	100.0%		1,484,700	821,400	663,300
Mall of Georgia	GA	Mill Creek (Atlanta)	50.0	%(10)	1,785,200	1,069,600	715,600
Northlake Mall	GA	Atlanta	100.0%		962,300	665,700	296,600
Phipps Plaza	GA	Atlanta	100.0%		819,500	472,400	347,100
Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		1,272,800	851,300	421,500
Lindale Mall	IA	Cedar Rapids	50.0%		693,000	305,600	387,400
NorthPark Mall	IA	Davenport	50.0%		1,077,600	651,500	426,100
Southern Hills Mall	IA	Sioux City	50.0%		801,500	372,900	428,600
SouthRidge Mall	IA	Des Moines	50.0%		1,002,300	497,800	504,500
Alton Square	IL	Alton (St. Louis)	100.0%		639,000	426,300	212,700
Chicago Premium Outlets	IL	Chicago	50.0%		437,700	—	437,700
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,900	220,800	201,100
Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6	%(10)	558,500	311,000	247,500
Northwoods Mall	IL	Peoria	100.0%		695,600	473,000	222,600
Orland Square	IL	Orland Park (Chicago)	100.0%		1,207,300	773,300	434,000
River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,378,800	834,600	544,200	(1)
SouthPark Mall	IL	Moline	50.0%		1,025,800	578,100	447,700
White Oaks Mall	IL	Springfield	77.5%		963,100	615,600	347,500
Castleton Square	IN	Indianapolis	100.0%		1,469,400	1,105,900	363,500
Circle Centre	IN	Indianapolis	14.7%		791,100	350,000	441,100
College Mall	IN	Bloomington	100.0%		645,200	405,200	240,000
Eastland Mall	IN	Evansville	50.0%		898,800	533,000	365,800
Fashion Mall at Keystone	IN	Indianapolis	100.0%		648,400	249,700	398,700	(1)
Greenwood Park Mall	IN	Greenwood	100.0%		1,324,300	909,900	414,400
Lafayette Square	IN	Indianapolis	100.0%		1,207,500	937,200	270,300
Markland Mall	IN	Kokomo	100.0%		415,300	273,100	142,200
Muncie Mall	IN	Muncie	100.0%		653,200	435,800	217,400
Tippecanoe Mall	IN	Lafayette	100.0%		779,600	488,400	291,200
University Park Mall	IN	Mishawaka	60.0%		941,700	622,500	319,200
Washington Square	IN	Indianapolis	100.0%		1,014,000	706,200	307,800
Towne East Square	KS	Wichita	100.0%		1,174,100	779,500	394,600
Towne West Square	KS	Wichita	100.0%		955,100	619,300	335,800
West Ridge Mall	KS	Topeka	100.0%		1,021,400	716,800	304,600
Prien Lake Mall	LA	Lake Charles	100.0%		812,300	633,600	178,700

Arsenal Mall	MA	Watertown (Boston)	100.0%		501,900	191,400	310,500	(1)
Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		206,300	—	206,300
Auburn Mall	MA	Auburn (Boston)	49.1%		592,100	417,600	174,500
Burlington Mall	MA	Burlington (Boston)	100.0%		1,254,100	836,200	417,900
Cape Cod Mall	MA	Hyannis	49.1%		724,300	420,200	304,100
Emerald Square	MA	North Attleboro	49.1%		1,022,300	648,200	374,100
Greendale Mall	MA	Worcester (Boston)	49.1%		431,300	132,600	298,700	(1)
Liberty Tree Mall	MA	Danvers (Boston)	49.1%		857,100	498,000	359,100
Mall at Chestnut Hill, The	MA	Newton (Boston)	47.2%		478,200	297,300	180,900
Northshore Mall	MA	Peabody (Boston)	49.1%		1,684,600	989,300	695,300
Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		912,600	538,800	373,800
South Shore Plaza	MA	Braintree (Boston)	100.0%		1,462,100	847,600	614,500
Square One Mall	MA	Saugus (Boston)	49.1%		864,700	540,100	324,600
Bangor Mall	ME	Bangor	68.0	%(6)	654,700	417,800	236,900
Bowie Town Center	MD	Bowie (Washington, DC)	100.0%		664,100	338,600	325,500
St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		985,500	631,600	353,900
Mall of America	MN	Bloomington (Minneapolis-St. Paul)	27.5	%(4)	2,777,400	1,294,700	1,482,700
Maplewood Mall	MN	Minneapolis	100.0%		917,800	589,100	328,700
Miller Hill Mall	MN	Duluth	100.0%		805,400	429,500	375,900
Battlefield Mall	MO	Springfield	100.0%		1,166,600	770,100	396,500
Independence Center	MO	Independence (Kansas City)	100.0%		1,006,600	499,300	507,300
Biltmore Square	NC	Asheville	100.0%		493,900	242,600	251,300
SouthPark Mall	NC	Charlotte	100.0%		1,399,800	964,700	435,100
Crossroads Mall	NE	Omaha	100.0%		858,600	609,700	248,900
Mall at Rockingham Park	NH	Salem (Boston)	24.6%		1,020,100	638,100	382,000
Mall of New Hampshire	NH	Manchester (Boston)	49.1%		807,400	444,900	362,500
Pheasant Lane Mall	NH	Nashua (Boston)	100.0	%(8)	989,100	675,800	313,300
Brunswick Square	NJ	East Brunswick (New York)	100.0%		769,000	467,600	301,400
Livingston Mall	NJ	Livingston (New York)	100.0%		979,300	616,100	363,200
Menlo Park Mall	NJ	Edison (New York)	100.0%		1,283,100	527,600	755,500	(1)
Ocean County Mall	NJ	Toms River (New York)	100.0%		892,600	616,400	276,200
Quaker Bridge Mall	NJ	Lawrenceville	39.6	%(6)	1,105,400	686,800	418,600
Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,249,200	786,600	462,600
Cottonwood Mall	NM	Albuquerque	100.0%		1,041,500	631,600	409,900

Forum Shops at Caesars	NV	Las Vegas	100.0%		479,800	—		479,800
Las Vegas Premium Outlet	NV	Las Vegas	50.0%		432,500	—		432,500
Chautauqua Mall	NY	Lakewood	100.0%		431,900	213,300		218,600
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		587,200	310,100		277,100
Nanuet Mall	NY	Nanuet (New York)	100.0%		916,400	583,700		332,700
Roosevelt Field	NY	Garden City (New York)	100.0%		2,180,700	1,430,400		750,300
Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,358,200	902,600		455,600
Source, The	NY	Westbury (New York)	25.5%		718,200	210,800		507,400
Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,034,700	742,200		292,500
Westchester, The	NY	White Plains (New York)	40.0%		825,900	349,400		476,500
Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,301,700	879,300		422,400
Lima Mall	OH	Lima	100.0%		745,700	541,900		203,800
Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,016,900	685,300		331,600
Southern Park Mall	OH	Boardman	100.0%		1,198,100	811,900		386,200
Summit Mall	OH	Akron (Cleveland)	100.0%		764,400	432,900		331,500
Upper Valley Mall	OH	Springfield	100.0%		750,600	479,400		271,200
Woodville Mall	OH	Northwood	100.0%		773,400	518,800		254,600
Eastland Mall	OK	Tulsa	100.0%		700,600	435,800		264,800
Heritage Park Mall	OK	Midwest City	100.0%		606,400	382,700		223,700
Penn Square Mall	OK	Oklahoma City	94.5%		1,030,900	588,100		442,800
Woodland Hills Mall	OK	Tulsa	47.2%		1,092,300	709,400		382,900
Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,281,100	773,400		507,700	(1)
Cheltenham Square	PA	Philadelphia	100.0%		639,400	368,300		271,100
Granite Run Mall	PA	Media (Philadelphia)	50.0%		1,047,200	500,800		546,400
Court & Plaza at King of Prussia, The	PA	King of Prussia	12.9	%(6)	2,850,300	1,775,900	(1)	1,074,400
Lehigh Valley Mall	PA	Whitehall	25.2	%(7)	1,062,800	564,400		498,400	(1)
Montgomery Mall	PA	Montgomeryville	54.0	%(6)	1,120,400	684,900		435,500
Oxford Valley Mall	PA	Langhorne	65.8	%(6)	1,271,900	762,600		509,300	(1)
Ross Park Mall	PA	Pittsburgh	100.0%		1,234,600	827,000		407,600
South Hills Village	PA	Pittsburgh	100.0%		1,110,200	656,000		454,200
Anderson Mall	SC	Anderson	100.0%		616,600	404,400		212,200
Haywood Mall	SC	Greenville	100.0%		1,243,800	913,600		330,200
Empire Mall	SD	Sioux Falls	50.0%		1,048,200	497,300		550,900
Rushmore Mall	SD	Rapid City	50.0%		835,600	470,700		364,900
Knoxville Center	TN	Knoxville	100.0%		979,400	597,000		382,400
Oak Court Mall	TN	Memphis	100.0%		853,200	535,000		318,200	(1)
Raleigh Springs Mall	TN	Memphis	100.0%		917,600	691,200		226,400

West Town Mall	TN	Knoxville	50.1%		1,329,200	878,300	450,900
Wolfchase Galleria	TN	Memphis	94.5%		1,268,100	761,600	506,500
Barton Creek Square	TX	Austin	100.0%		1,429,800	922,300	507,500
Broadway Square	TX	Tyler	100.0%		616,900	427,700	189,200
Cielo Vista Mall	TX	El Paso	100.0%		1,193,000	793,700	399,300
Highland Mall	TX	Austin	50.0%		1,090,700	732,000	358,700
The Galleria	TX	Houston	31.5%		2,403,000	1,300,500	1,102,500
Ingram Park Mall	TX	San Antonio	100.0%		1,129,600	751,700	377,900
Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%		1,134,900	726,600	408,300
La Plaza Mall	TX	McAllen	100.0%		1,205,600	778,800	426,800
Lakeline Mall	TX	Austin	100.0%		1,100,600	745,200	355,400
Longview Mall	TX	Longview	100.0%		612,800	402,800	210,000
Midland Park Mall	TX	Midland	100.0%		618,100	339,100	279,000
North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%		1,650,100	1,194,600	455,500
Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%		755,500	471,400	284,100
Rolling Oaks Mall	TX	San Antonio	100.0%		738,200	460,900	277,300
Sunland Park Mall	TX	El Paso	100.0%		917,800	575,800	342,000
Valle Vista Mall	TX	Harlingen	100.0%		654,800	389,800	265,000
Trolley Square	UT	Salt Lake City	90.0%		225,500	—	225,500
Apple Blossom Mall	VA	Winchester	49.1%		442,400	229,000	213,400
Charlottesville Fashion Square	VA	Charlottesville	100.0%		571,900	381,200	190,700
Chesapeake Square	VA	Chesapeake	75.0	%(10)	809,300	537,300	272,000
Valley Mall	VA	Harrisonburg	50.0%		487,400	307,800	179,600
Virginia Center Commons	VA	Glen Allen	100.0%		787,600	506,600	281,000
Columbia Center	WA	Kennewick	100.0%		741,800	408,100	333,700
Northgate Mall	WA	Seattle	100.0%		993,700	688,400	305,300
Tacoma Mall	WA	Tacoma	100.0%		1,294,500	924,000	370,500
Bay Park Square	WI	Green Bay	100.0%		715,800	447,500	268,300
Forest Mall	WI	Fond Du Lac	100.0%		501,300	327,300	174,000
Plaza Carolina		Carolina, Puerto Rico	100.0%		1,046,700	438,300	608,400	(1)
(175 properties)
Community Centers
Plaza at Buckland Hills	CT	Manchester	35.0	%(9)	334,600	252,200	82,400
Gaitway Plaza	FL	Ocala	23.3	%(9)	216,300	123,000	93,300
Grove @ Lakeland Square	FL	Lakeland	100.0%		215,600	142,300	73,300
Highland Lakes Center	FL	Orlando	100.0%		493,000	352,300	140,700

Indian River Commons	FL	Vero Beach	50.0%		260,900	233,400	27,500
Royal Eagle Plaza	FL	Coral Springs	35.0	%(9)	199,200	124,500	74,700
Terrace @ the Florida Mall	FL	Orlando	100.0%		328,900	281,400	47,500
Waterford Lakes Town Ctr	FL	Orlando	100.0%		951,900	622,200	329,700
West Town Corners	FL	Altamonte Springs	23.3	%(9)	385,300	263,800	121,500
Westland Park Plaza	FL	Orange Park	23.3	%(9)	163,100	123,500	39,600
Mall of Georgia Crossing	GA	Mill Creek	50.0%		440,600	341,500	99,100
Bloomingdale Court	IL	Bloomingdale	100.0%		604,600	436,300	168,300
Bridgeview Court(11)	IL	Bridgeview	100.0%		273,700	216,500	57,200
Countryside Plaza	IL	Countryside	100.0%		435,600	290,200	145,400
Crystal Court	IL	Crystal Lake	35.0	%(9)	279,000	202,000	77,000
Forest Plaza	IL	Rockford	100.0%		425,800	325,200	100,600
Lake Plaza	IL	Waukegan	100.0%		215,500	170,800	44,700
Lake View Plaza	IL	Orland Park	100.0%		371,300	262,300	109,000
Lincoln Crossing	IL	O'Fallon	100.0%		148,300	134,900	13,400
Matteson Plaza	IL	Matteson	100.0%		275,600	231,000	44,600
North Ridge Plaza	IL	Joliet	100.0%		305,000	190,300	114,700
White Oaks Plaza	IL	Springfield	100.0%		391,400	275,700	115,700
Willow Knolls Court	IL	Peoria	35.0	%(9)	382,300	309,400	72,900
Brightwood Plaza	IN	Indianapolis	100.0%		38,500	—	38,500
Eastland Convenience Ctr.	IN	Evansville	50.0%		175,600	126,700	48,900
Greenwood Plus	IN	Greenwood	100.0%		159,900	134,100	25,800
Griffith Park Plaza	IN	Griffith	100.0%		269,700	175,600	94,100
Keystone Shoppes	IN	Indianapolis	100.0%		29,100	—	29,100
Markland Plaza	IN	Kokomo	100.0%		90,800	49,100	41,700
Muncie Plaza	IN	Muncie	100.0%		298,900	271,700	27,200
New Castle Plaza	IN	New Castle	100.0%		91,600	24,900	66,700
Northwood Plaza	IN	Fort Wayne	100.0%		82,800	11,000	71,800
Teal Plaza	IN	Lafayette	100.0%		101,100	98,300	2,800
Tippecanoe Plaza	IN	Lafayette	100.0%		94,600	85,800	8,800
University Center	IN	Mishawaka	60.0%		150,500	104,300	46,200
Village Park Plaza	IN	Carmel	35.0	%(9)	543,400	431,000	112,400
Wabash Village	IN	West Lafayette	100.0%		124,500	109,400	15,100
Washington Plaza	IN	Indianapolis	100.0%		50,100	21,500	28,600
West Ridge Plaza	KS	Topeka	100.0%		237,800	182,200	55,600
Park Plaza	KY	Hopkinsville	100.0%		115,000	82,400	32,600
St. Charles Towne Plaza	MD	Waldorf	100.0%		406,000	267,900	138,100

Regency Plaza	MO	St. Charles	100.0%		287,400	210,600	76,800
Ridgewood Court	MS	Jackson	35.0	%(9)	240,600	185,900	54,700
Rockaway Convenience Ctr.	NJ	Rockaway	100.0%		235,300	131,400	103,900
Cobblestone Court	NY	Victor	35.0	%(9)	265,500	206,700	58,800
Boardman Plaza	OH	Youngstown	100.0%		643,200	376,500	266,700
Great Lakes Plaza	OH	Mentor	100.0%		164,100	142,200	21,900
Lima Center	OH	Lima	100.0%		206,900	159,600	47,300
Northland Plaza	OH	Columbus	100.0%		209,500	118,300	91,200
Eastland Plaza	OK	Tulsa	100.0%		186,200	152,500	33,700
DeKalb Plaza	PA	King of Prussia	52.4	%(6)	101,700	81,400	20,300
Great Northeast Plaza	PA	Philadelphia	50.0%		294,800	237,200	57,600
Henderson Square	PA	King of Prussia	79.1	%(6)	107,400	72,700	34,700
Lincoln Plaza	PA	King of Prussia	65.8	%(6)	267,200	143,600	123,600
Whitehall Mall	PA	Whitehall	39.6	%(6)	553,500	378,600	174,900
Charles Towne Square	SC	Charleston	100.0%		71,800	71,800	—
Empire East	SD	Sioux Falls	50.0%		298,300	253,400	44,900
Knoxville Commons	TN	Knoxville	100.0%		180,500	91,500	89,000
Arboretum, The	TX	Austin	100.0%		205,100	35,800	169,300
Celina Plaza	TX	El Paso	100.0%		32,600	23,900	8,700
Gateway Shopping Center	TX	Austin	95.0%		512,600	396,500	116,100
Ingram Plaza	TX	San Antonio	100.0%		111,500	—	111,500
Lakeline Plaza	TX	Austin	100.0%		389,900	310,500	79,400
Shops at North East Mall	TX	Hurst	100.0%		364,600	265,600	99,000
Chesapeake Center	VA	Chesapeake	100.0%		305,900	213,600	92,300
Fairfax Court	VA	Fairfax	26.3	%(9)	249,600	169,000	80,600
Martinsville Plaza	VA	Martinsville	100.0%		102,100	60,000	42,100
(67 properties)
Mixed-Use
Copley Place	MA	Boston	98.1%		1,214,000	104,300	1,109,700	(1)
Fashion Centre at Pentagon	VA	Arlington (Washington, DC)	42.5%		987,700	472,700	515,000	(1)

(2 properties)
Office
O'Hare International Center	IL	Rosemont	100.0%	494,900	—	494,900(2)
Riverway	IL	Rosemont	100.0%	819,200	—	819,200(3)
(2 properties)

Total Portfolio—U.S. and Puerto Rico				191,538,300	117,609,400	73,928,900
CANADA:
Forum Entertainment Centre		Montreal, Canada	38.1%	247,000	—	247,000
(1 property)

Total Portfolio—North America (247 properties)				191,785,300	117,609,400	74,175,900

*
Regional malls generally contain two or more anchors and a wide variety of smaller stores located in enclosed malls connecting the anchors. Additional stores are usually located along the perimeter of the parking area. Community shopping centers are generally unenclosed and smaller than regional malls. Our community shopping centers generally range in size from approximately 50,000 to 600,000 square feet of GLA.
(1)
Office space included as follows:

Arsenal Mall—approx. 106,000 sq. ft.
Century III Mall—approx. 32,000 sq. ft.
Copley Place—approx. 847,000 sq. ft.
Fashion Centre at Pentagon—approx. 169,000 sq. ft.
Fashion Mall at Keystone—approx. 30,000 sq. ft.
Greendale Mall—approx. 120,000 sq. ft.
King of Prussia—approx. 14,000 sq. ft.
Lehigh Valley Mall—approx. 12,000 sq. ft.
Menlo Park Mall—approx. 50,000 sq. ft.
Oak Court Mall—approx. 130,000 sq. ft.
Oxford Valley Mall—approx. 111,000 sq. ft.
Plaza Carolina—approx. 29,000 sq. ft.
River Oaks Center—approx. 118,000 sq. ft.
(2)
Includes approximately 12,000 sq. ft. of retail space.
(3)
Includes approximately 25,000 sq. ft. of retail space.
(4)
This interest is currently subject to a constructive trust and the Operating Partnership is no longer recording income or FFO attributable to the interest.
(5)
The Operating Partnership receives substantially all the economic benefit of this property due to a partner preference.
(6)
The Company's indirect ownership interest, evidenced through an approximately 80% ownership interest in Kravco Simon Investments.
(7)
The ownership of the property is evidenced by the Operating Partnership's note with two of the other partners.
(8)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.
(9)
Outside partner receives substantially all the economic benefits of the property.
(10)
The Operating Partnership receives substantially all the economic benefits of the property.
(11)
Asset was sold on July 22, 2004.

Simon Property Group
Property Listing—European Assets
As of June 30, 2004

Property Name	City (Metropolitan area)	SPG Ownership		Hypermarket/ Anchor GLA	Mall & Freestanding GLA	Total GLA
				(in square feet)	(in square feet)	(in square feet)
FRANCE
Bay 2	Torcy (Paris)	36.0%		132,400	408,900	541,300
Bel'Est	Bagnolet (Paris)	12.6%		150,700	63,000	213,700
Villabe A6	Villabe (Paris)	5.4%		102,300	104,500	206,800

Subtotal France (3)				385,400	576,400	961,800
ITALY
Ancona—Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
Ascoli Piceno—Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
Ascoli Piceno—Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
Bari—Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
Bari—Modugno	Modugno (Bari)	49.0%		96,900	46,600	143,500
Brescia—Mazzano	Mazzano (Brescia)	49.0	%(1)	103,300	127,400	230,700
Cagliari—Santa Gilla	Cagliari	49.0	%(1)	75,900	114,800	190,700
Catania—La Rena	Catania	49.0%		124,100	22,100	146,200
Milano—Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
Milano—Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
Napoli—Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
Padova	Padova	49.0%		73,300	32,500	105,800
Palermo	Palermo	49.0%		73,100	9,800	82,900
Pesaro—Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
Pescara	Pescara	49.0%		96,300	65,200	161,500
Pescara—Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
Piacenza—San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	20,400	124,900
Roma—Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
Sassari—Predda Niedda	Predda Niedda (Sassari)	49.0	%(1)	79,500	154,200	233,700
Taranto	Taranto	49.0%		75,200	126,500	201,700
Torino	Torino	49.0%		105,100	66,700	171,800
Torino—Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
Vicenza	Vicenza	49.0%		78,400	20,100	98,500
Brindisi-Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
Ancona	Ancona	49.0	%(2)	82,900	82,300	165,200
Bergamo	Bergamo	49.0	%(2)	103,000	16,900	119,900
Brescia—Concesio	Concesio (Brescia)	49.0	%(2)	89,900	27,600	117,500
Cagliari—Marconi	Cagliari	49.0	%(2)	83,500	109,900	193,400
Catania—Misterbianco	Misterbianco (Catania)	49.0	%(2)	83,300	16,000	99,300
Merate—Lecco	Merate (Lecco)	49.0	%(2)	73,500	88,500	162,000
Milano—Cinisello-Balsamo	Cinisello-Balsamo (Milano)	49.0	%(2)	68,400	18,600	87,000
Milano—Nerviano	Nerviano (Milano)	49.0	%(2)	83,800	27,800	111,600
Napoli—Mugnano di Napoli	Mugnano di Napoli	49.0	%(2)	98,000	94,900	192,900
Olbia	Olbia	49.0	%(2)	49,000	48,800	97,800
Roma—Casalbertone	Roma	49.0	%(2)	62,700	84,900	147,600
Sassari—Centro Azuni	Sassari	49.0	%(2)	—	35,600	35,600
Torino—Rivoli	Rivoli (Torino)	49.0	%(2)	61,800	32,300	94,100
Verona—Bussolengo	Bussolengo (Verona)	49.0	%(2)	89,300	75,300	164,600

Subtotal Italy (39)				3,251,300	3,062,500	6,313,800
POLAND
Borek Shopping Center	Wroclaw	36.0%		119,900	129,400	249,300
Dabrowka Shopping Center	Katowice	36.0%		121,000	172,900	293,900
Turzyn Shopping Center	Szczecin	36.0%		87,200	120,900	208,100
Wilenska Station Shopping Center	Warsaw	36.0%		92,700	215,900	308,600
Zakopianka Shopping Center	Krakow	36.0%		120,200	427,000	547,200

Subtotal Poland (5)				541,000	1,066,100	1,607,100
PORTUGAL
Minho Center	Braga (Porto)	36.0	%(2)	120,000	101,600	221,600
TOTAL EUROPEAN ASSETS (48)				4,297,700	4,806,600	9,104,300

(1)
This property is held partially in fee and partially encumbered by a leasehold on the premises that entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(2)
This property is encumbered by a leasehold on the entire premises that entitles the lessor to the majority of the economics of the property.

SIMON PROPERTY GROUP
Capital Expenditures
For the Six Months Ended June 30, 2004

(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total		Simon Group's Share
New development projects	$81.5	$125.5	(1)	$63.3	(1)
Redevelopment projects with incremental GLA and/or Anchor Replacement	123.2	27.2		13.2
Renovations with no incremental GLA	4.1	.3		—
Tenant allowances	30.4	15.2		6.2
Operational capital expenditures at properties:
CAM expenditures(2)	8.6	4.2		1.5
Non-CAM expenditures	7.2	20.1		2.0

Totals	$255.0	$192.5		$86.2

Plus (Less): Conversion from accrual to cash basis	(26.4)	(.2)

Capital expenditures(3)	$228.6	$192.3

(1)
Does not include the Company's European initiatives.

(2)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
North American Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2004

									Construction-in-Progress
										Unconsolidated Entities
		The Company's Ownership Percentage					The Company's Share of Net Cost
Mall/ Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)			Stabilized Rate of Return	Consolidated Properties	Total		The Company's Share
Recently Completed Projects:
Chicago Premium Outlets Aurora, IL (Chicago)	438,000 sf upscale outlet center	50%	5/04	$90	$65		$33	16%	—	—	(2)	—
New Development Projects:
Clay Terrace Carmel, IN (Indianapolis)	570,000 sf lifestyle center featuring Dick's Sporting Goods, Wild Oats, DSW Shoe Warehouse and Circuit City	50%	10/04	$108	$100		$50	11%	—	$60.1		$30.1
St. Johns Town Center Jacksonville, FL	1.5 million sf open-air retail center comprised of a village component and community center. The village will be anchored by Dillard's, Barnes & Noble and Dick's Sporting Goods. Target, Ross Dress for Less, Old Navy, Staples, DSW Shoe Warehouse, JoAnn Fabrics, Pier One and PetsMart will anchor the community center.	85%	3/05	$158	$126	(3)	$107	10%	$62.2	—		—
Wolf Ranch Georgetown, TX (Austin)	670,000 sf open-air retail shopping complex featuring Kohls, Target, Linens 'n Things, Office Depot, Best Buy, T.J. Maxx, Michaels and PetsMart	100%	7/05	$98	$62		$62	10%	$33.7	—		—
Firewheel Town Center Garland, TX	785,000 sf open-air regional shopping center featuring Foley's, Dillard's, AMC Theater, Barnes & Noble, Circuit City, Linens 'n Things, Old Navy and Pier One	100%	10/05	$132	$98		$98	12%	$32.0	—		—
Rockaway Plaza Rockaway, NJ	250,000 sf community center featuring Dick's Sporting Goods, Target, Loews Cineplex and PetsMart	100%	4th Qtr. 2005	$39	$8		$8	21%	$6.7	—		—
The Town Center at Coconut Point Estero/Bonita Springs, FL	1.2 million square foot open-air retail center complex with a village component anchored by Dillard's, Muvico Theatres, and Barnes & Noble and a community center component anchored by Sears Grand, Bed Bath & Beyond, Best Buy, DSW Shoe Warehouse, Office Max, Old Navy, PetsMart, Pier One, Ross Dress for Less and Sports Authority	50%	10/05 (Phase I) 9/06 (Phase II)	$225	$178		$89	10%	—	$45.8		$22.9
Significant Redevelopment Projects with Incremental GLA
Aurora Mall Aurora, CO	Consolidate Foley's two locations into one state-of-the-art store, addition of Dillard's; mall renovation and new food court	100%	8/05 (Foley's & renov) 9/06 (Dillard's)	$62	$45		$45	10%	$4.3	—		—
Forum Shops at Caesars Las Vegas, NV	Phase III expansion of 175,000 sf	100%	10/04	$139	$139		$139	11%	$102.4	—		—
SouthPark Charlotte, NC	Phase II—Demolition of Sears building and addition of Galyan's, small shops, food court, Joseph Beth Booksellers, McCormick & Schmick and Morton's	100%	10/04 1st Qtr. 2005 (Joseph & Restaurants)	$39	$31		$31	10%	$21.2	—		—

SIMON PROPERTY GROUP
North American Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2004

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Mall/ Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Other Redevelopment Projects with Incremental GLA
Broadway Square Tyler, TX	Lifestyle addition	100%	4/05
College Mall Bloomington, IN	Demolition of Lazarus and Kerasotes buildings for addition of small shop space, pad for Johnny Carino's and Dick's Sporting Goods	100%	4/05
Independence Center Independence, MO	Lifestyle addition	100%	11/04
	Subtotal Other Redevelopment Projects with Incremental GLA			$22	$22	$22	8%	$4.2	$0.0	$0.0
Renovations
Burlington Mall Burlington, MA	Mall renovation	100%	10/04
The Avenues Jacksonville, FL	Mall renovation	25%	3/05
Treasure Coast Square Jensen Beach, FL	Mall renovation	100%	3/05
	Subtotal Renovations			$26	$17	$12	12%	$4.2	$0.3	$0.1
Anchor/Big Box/Theater Activity
Bangor Mall Bangor, ME	Addition of Dick's Sporting Goods	68%	11/04
Battlefield Mall Springfield, MO	Steve & Barry's and Kirklands in former theater space	100%	12/04
Brea Mall Brea, CA	Addition of Cheesecake Factory	100%	11/04
Century III Mall Pittsburgh, PA	Addition of Dick's Sporting Goods	100%	10/04
Dadeland Mall Miami, FL	Nordstrom in former Lord & Taylor space	50%	11/04

SIMON PROPERTY GROUP
North American Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2004

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Mall/ Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Irving Mall Irving, TX	Relocate food court and inline tenants and add Circuit City	100%	10/04
Maplewood Mall Minneapolis, MN	Addition of Barnes & Noble	100%	12/04
North East Mall Hurst, TX (Ft. Worth)	Rave Theatre and three restaurants in former Montgomery Ward location	100%	11/04
Phipps Plaza Atlanta, GA	Nordstrom in former Lord & Taylor space	100%	4/05
Rolling Oaks Mall San Antonio, TX	San Antonio Skate Park in former Regal Cinema building; addition of JCPenney	100%	8/04 (Skate) 10/04 (JCP)
South Hills Village Pittsburgh, PA	Addition of Barnes & Noble	100%	12/04
South Park Mall Moline, IL	Dillard's in former Montgomery Ward location	50%	10/04
Tippecanoe Mall Lafayette, IN	Dick's Sporting Goods and H.H. Gregg in former Lazarus building	100%	11/04
Town Center at Boca Raton Boca Raton, FL	Neiman Marcus in former Lord & Taylor space	100%	11/05
Washington Square Indianapolis, IN	Burlington Coat Factory in former JCPenney location; demolition of former Lazarus replaced by new Dick's Sporting Goods and Kerasotes Theatre on an outparcel	100%	3/04 (Burlington) 11/04 (Dick's) 3/05 (Kerasotes)
White Oaks Mall Springfield, IL	Dick's Sporting Goods and Linens 'N Things in former Montgomery Ward location	77%	10/04 (Dick's) 3/05 (Linens)
	Subtotal Anchor/Big Box/Theater Activity			$123	$118	$104	10%	$56.7	$20.3	$10.9
Other Miscellaneous								$5.4	$3.5	$2.2
Total Construction in Progress(4)								$333.0	$130.0	$66.2
Land Held for Development								$20.3	$59.8	$29.9

*
Cost and return are based upon current budget assumptions. Actual results may vary.
(1)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.
(2)
Development costs were transferred from Construction-in-Progress to the fixed asset accounts for Chicago Premium Outlets (Total = $74.7 million; SPG's share = $37.3 million).
(3)
Due to our preference in the joint venture partnership, the Company is contributing 85% of the project costs.
(4)
Does not include the Company's European Retail Enterprises B.V. ("E.R.E.") and GCI initiatives.

SIMON PROPERTY GROUP
European Development Activity Report*
Project Overview, Construction-in-Progress
As of June 30, 2004

								Construction- in-Progress
Shopping center/ Location (Metropolitan area)	Project Description	Anchors	The Company's Ownership Percentage	Anticipated Opening	Projected Net Cost (in millions)		The Company's Share of Net Cost	Total	The Company's Share
New Development Projects (Under Construction):
Arkadia—Warsaw, Poland	Approx. 1.1 million of total GLA including a hypermarket, approx. 200 shops, a do-it-yourself center, and cinema	Carrefour, Leroy Merlin, Media Saturn, Cinema City	36.0%	Oct-04	€154		€55	€124	€45
Cuneo—Cuneo, Italy	Approx. 0.3 million of total GLA including a hypermarket, medium size shops, and small shops	Auchan, Decathlon, Bricocenter, Upim	49.0%	Dec-04	€27	(1)	€13	€7	€3
Porta di Roma—Roma, Italy	40% interest in joint venture development. Approx. 1.7 million of total GLA including a hypermarket, department store and do-it-yourself centers.	Auchan, LeRoy Merlin, Ikea, La Rinascente	19.6%	Fall 2006	€200	(1)	€39	€30	€6
Napoli Nola—Nola, Italy (Napoli)	45% interest in joint venture mixed-use development. Approx. 1.3 million of total GLA including a hypermarket and department store.	Auchan, Coin, La Rinascente, Holiday Inn, Mediaworld	22.1%	Summer 2006	€142	(1)	€31	€48	€11
Napoli Guigliano—Guigliano, Italy (Napoli)	40% interest in joint venture development. Approx. 0.9 million of total GLA anchored by a hypermarket and includes a retail park.	Auchan, Leroy Merlin	19.6%	Summer 2006	€79	(1)	€15	€40	€8
Piacenza—Piacenza, Italy	Approx. 0.2 million of total GLA including a hypermarket, medium size shops, and small shops	Auchan	49.0%	Nov-04	€13	(1)	€6	€11	€5
Bay 1—Torcy, France (Paris)	Related to new hypermarket redevelopment in Torcy which opened Feb-03. Approx. 0.3 million of GLA redevelopment of old hypermarket site to consist of shops, cinema, and two hotels	Conforama, Go Sport	36.0%	Nov-04	€19		€7	€10	€4
Other projects (1 development)					€1		—	—	—
Total (8 projects)					€635		€166	€270	€82

*
Cost and return are based upon current budget assumptions. Actual results may vary.

N/A—Details of CIP were not available at time of the filing of this Form 8-K.

(1)
Amounts do not include estimated cost of capital.

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of June 30, 2004
(In thousands)

Year	The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2004	$230,338	$250,000	$42,604	$522,942
2005	258,337	660,000	550,830	1,469,167
2006	351,043	1,370,657	457,711	2,179,411
2007	551,503	1,180,000	184,944	1,916,447
2008	448,846	350,000	312,038	1,110,884
2009	661,147	750,000	192,361	1,603,508
2010	724,067	300,000	237,651	1,261,718
2011	436,227	200,000	171,565	807,792
2012	352,785	350,000	204,914	907,699
2013	95,851	275,000	268,680	639,531
2014	326,851	200,000	94,531	621,382
Thereafter	72,246	450,000	11,111	533,357

Subtotal Face Amounts	$4,509,241	$6,335,657	$2,728,940	$13,573,838
Premiums (Discounts) on Indebtedness, Net	18,252	(10,976)	865	8,141
Fair Value Interest Rate Swaps	—	(11,424)	—	(11,424)

The Company's Share of Total Indebtedness	$4,527,493	$6,313,257	$2,729,805	$13,570,555

SIMON PROPERTY GROUP

Summary of Indebtedness

As of June 30, 2004

(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate(1)	$3,862,075	$3,704,566	6.44%	6.3
Floating Rate Debt (Hedged)(2)	257,000	245,250	2.65%	3.3
Floating Rate Debt	598,169	559,425	2.67%	2.0

Total Mortgage Debt	4,717,244	4,509,241	5.76%	5.6
Unsecured Debt
Fixed Rate	5,265,000	5,265,000	6.50%	4.9
Floating Rate Debt	485,657	485,657	2.34%	2.6

Subtotal	5,750,657	5,750,657	6.15%	4.7
Revolving Corporate Credit Facility	445,950	445,950	2.02%	1.8
Revolving Corporate Credit Facility (Hedged)(2)	139,050	139,050	2.02%	1.8

Subtotal	585,000	585,000	2.02%	1.8
Total Unsecured Debt	6,335,657	6,335,657	5.77%	4.4
Premium	34,048	31,372	N/A	N/A
Discount	(24,145)	(24,096)	N/A	N/A
Fair Value Interest Rate Swaps	(11,424)	(11,424)	N/A	N/A

Consolidated Mortgages and Other Indebtedness(3)	$11,051,380	$10,840,750	5.77%	4.9

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$4,677,349	$1,992,019	6.82%	5.4
Floating Rate Debt (Hedged)(2)	682,900	265,275	1.90%	1.8
Floating Rate Debt	1,100,966	471,646	3.33%	2.9

Total Mortgage Debt	6,461,215	2,728,940	5.74%	4.6
Premium	6,256	3,128	N/A	N/A
Discount	(4,605)	(2,263)	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	$6,462,866	$2,729,805	5.74%	4.6

The Company's Share of Total Indebtedness		$13,570,555	5.76%	4.9

(1)
Includes a $70 million notional amount variable rate swap with a pay rate of 1.36% and a receive rate of 3.60% at June 30, 2004.

(2)
These debt obligations are hedged by interest rate cap agreements.

(3)
The Company holds $48.1 million of notional amount fixed rate swap agreements that have a weighted average pay rate of 5.80% and a weighted average receive rate of 1.37% at June 30, 2004. The Company also holds $300.0 million of notional amount variable rate swap agreements that have a weighted average pay rate of 1.88% and a weighted average receive rate of 3.75% at June 30, 2004. The Company also holds Euros 150.0 million of notional amount fixed rate EURO swap agreements that have a weighted average pay rate of 2.12% and a weighted average receive rate of 2.08% at June 30, 2004. All of these swap agreements are designated as hedges on various pools of indebtedness.

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of June 30, 2004

(In thousands)

Property Name		Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (Bonds)		07/15/04	6.75%	Fixed	Unsecured		100,000	100,000
Retail Property Trust (Bonds)		08/15/04	7.75%	Fixed	Unsecured		150,000	150,000
Waterford Lakes		08/16/04	2.67%	Variable	Secured		68,000	68,000
DeKalb Plaza		10/01/04	9.35%	Fixed	Secured		2,484	1,302
North East Mall		11/21/04	2.74%	Variable	Secured		140,000	140,000
Tippecanoe Mall—1		01/01/05	8.45%	Fixed	Secured		41,103	41,103
Tippecanoe Mall—2		01/01/05	6.81%	Fixed	Secured		14,933	14,933
Melbourne Square		02/01/05	7.42%	Fixed	Secured		36,260	36,260
Shopping Center Associates (Bonds)		05/15/05	7.63%	Fixed	Unsecured		110,000	110,000
Brunswick Square		06/12/05	2.87%	Variable	Secured		45,000	45,000
Chesapeake Center	(10)	06/15/05	8.44%	Fixed	Secured		6,563	6,563
Grove at Lakeland Square, The	(10)	06/15/05	8.44%	Fixed	Secured		3,750	3,750
Terrace at Florida Mall, The	(10)	06/15/05	8.44%	Fixed	Secured		4,688	4,688
Simon Property Group, LP (Bonds)		06/15/05	6.75%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05	7.13%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Bonds)		10/27/05	6.88%	Fixed	Unsecured		150,000	150,000
Cielo Vista Mall—2		11/01/05	8.13%	Fixed	Secured		514	514
Raleigh Springs Mall		12/09/05	3.80%	Variable	Secured		11,000	11,000
Bowie Mall	(2)	12/14/05	2.87%	Variable	Secured		52,700	52,700
Treasure Coast Square—1		01/01/06	7.42%	Fixed	Secured		50,254	50,254
Treasure Coast Square—2		01/01/06	8.06%	Fixed	Secured		11,736	11,736
Simon Property Group, LP (Bonds)		01/20/06	7.38%	Fixed	Unsecured		300,000	300,000
Revolving Credit Facility	(2)	04/16/06	2.02%	Variable	Unsecured		585,000	585,000
Mall of Georgia Crossing		06/09/06	3.37%	Variable	Secured		32,894	32,894
Chesapeake Square	(2)	07/01/06	4.12%	Variable	Secured		47,000	35,250
Gulf View Square		10/01/06	8.25%	Fixed	Secured		33,840	33,840
Paddock Mall		10/01/06	8.25%	Fixed	Secured		26,914	26,914
Riverway	(2)	10/01/06	2.52%	Variable	Secured		110,000	110,000
Simon Property Group, LP (Bonds)		11/15/06	6.88%	Fixed	Unsecured		250,000	250,000
Simon Property Group, LP (Euro Term Loan)	(2)	12/16/06	2.68%	Variable	Unsecured	(12)	235,657	235,657
Simon Property Group, LP (Term Loan)	(2)	04/01/07	2.02%	Variable	Unsecured		250,000	250,000
Cielo Vista Mall—1	(4)	05/01/07	9.38%	Fixed	Secured		50,501	50,501
Cielo Vista Mall—3	(4)	05/01/07	6.76%	Fixed	Secured		36,328	36,328

Lakeline Mall		05/01/07		7.65%	Fixed	Secured	68,012	68,012
McCain Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	23,580	23,580
McCain Mall—2	(4)	05/01/07		6.76%	Fixed	Secured	16,768	16,768
Valle Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured	31,232	31,232
Valle Vista Mall—2	(4)	05/01/07		6.81%	Fixed	Secured	7,457	7,457
Wolfchase Galleria		06/30/07		7.80%	Fixed	Secured	73,876	69,810
Copley Place		08/01/07		7.44%	Fixed	Secured	179,165	175,845
Simon Property Group, LP (Medium Term Notes)		09/20/07		7.13%	Fixed	Unsecured	180,000	180,000
University Park Mall		10/01/07		7.43%	Fixed	Secured	58,500	35,100
Simon Property Group, LP (Bonds)		11/15/07		6.38%	Fixed	Unsecured	750,000	750,000
Bangor Mall		12/01/07		7.06%	Fixed	Secured	23,744	16,051
White Oaks Mall	(2)	02/25/08		2.47%	Variable	Secured	48,563	41,125
St. Johns Town Center	(2)	03/12/08		2.62%	Variable	Secured	54,012	27,006
Gateway Shopping Center	(2)	03/31/08		2.32%	Variable	Secured	86,000	81,700
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Bonds)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(11)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured	32,740	32,740
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	36,345	36,345
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	11,194	11,194
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	30,440	30,440
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	57,832	57,832
Towne East Square—1	(3)	01/01/09		7.00%	Fixed	Secured	48,051	48,051
Towne East Square—2	(3)	01/01/09		6.81%	Fixed	Secured	23,332	23,332
Simon Property Group, LP (Bonds)		01/30/09		3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Bonds)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	70,858	66,958
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	100,000	100,000
Plaza Carolina—Variable Capped	(2)	05/09/09		2.27%	Variable	Secured	100,000	100,000
Plaza Carolina—Variable Floating	(2)	05/09/09		2.27%	Variable	Secured	60,000	60,000
Simon Property Group, LP (Bonds)		07/15/09		7.00%	Fixed	Unsecured	150,000	150,000
Bloomingdale Court	(9)	11/01/09		7.78%	Fixed	Secured	28,519	28,519
Forest Plaza	(9)	11/01/09		7.78%	Fixed	Secured	15,642	15,642
Lake View Plaza	(9)	11/01/09		7.78%	Fixed	Secured	20,793	20,793
Lakeline Plaza	(9)	11/01/09		7.78%	Fixed	Secured	22,797	22,797

Lincoln Crossing	(9)	11/01/09	7.78%	Fixed	Secured	3,148	3,148
Matteson Plaza	(9)	11/01/09	7.78%	Fixed	Secured	9,157	9,157
Muncie Plaza	(9)	11/01/09	7.78%	Fixed	Secured	7,916	7,916
Regency Plaza	(9)	11/01/09	7.78%	Fixed	Secured	4,292	4,292
St. Charles Towne Plaza	(9)	11/01/09	7.78%	Fixed	Secured	27,470	27,470
West Ridge Plaza	(9)	11/01/09	7.78%	Fixed	Secured	5,533	5,533
White Oaks Plaza	(9)	11/01/09	7.78%	Fixed	Secured	16,883	16,883
Simon Property Group, LP (Bonds)		03/18/10	4.88%	Fixed	Unsecured	300,000	300,000
Trolley Square		08/01/10	9.03%	Fixed	Secured	29,021	26,119
Coral Square		10/01/10	8.00%	Fixed	Secured	88,463	86,004
Crystal River		11/11/10	7.63%	Fixed	Secured	15,789	15,789
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured	550,000	550,000
Biltmore Square		12/11/10	7.95%	Fixed	Secured	26,000	26,000
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured	53,067	42,454
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured	85,427	56,194
Simon Property Group, LP (Bonds)		01/20/11	7.75%	Fixed	Unsecured	200,000	200,000
Henderson Square		07/01/11	6.94%	Fixed	Secured	15,540	12,295
Ingram Park Mall	(8)	08/11/11	6.99%	Fixed	Secured	81,983	81,983
Knoxville Center	(8)	08/11/11	6.99%	Fixed	Secured	62,082	62,082
Northlake Mall	(8)	08/11/11	6.99%	Fixed	Secured	71,619	71,619
Towne West Square	(8)	08/11/11	6.99%	Fixed	Secured	53,664	53,664
Tacoma Mall		10/01/11	7.00%	Fixed	Secured	131,119	131,119
Simon Property Group, LP (Bonds)		08/28/12	6.35%	Fixed	Unsecured	350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured	29,591	29,591
Century III Mall	(6)	10/10/12	6.20%	Fixed	Secured	87,351	87,351
Crossroads Mall		10/10/12	6.20%	Fixed	Secured	43,872	43,872
Forest Mall	(7)	10/10/12	6.20%	Fixed	Secured	17,569	17,569
Highland Lakes Center	(6)	10/10/12	6.20%	Fixed	Secured	16,194	16,194
Longview Mall	(6)	10/10/12	6.20%	Fixed	Secured	32,879	32,879
Markland Mall	(7)	10/10/12	6.20%	Fixed	Secured	23,262	23,262
Midland Park Mall	(7)	10/10/12	6.20%	Fixed	Secured	33,959	33,959
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	54,325	54,325
Richmond Towne Square	(7)	10/10/12	6.20%	Fixed	Secured	47,700	47,700
Simon Property Group, LP (Bonds)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000

Battlefield Mall	07/01/13	4.60%	Fixed	Secured		100,000	100,000
Retail Property Trust (Bonds)	09/01/13	7.18%	Fixed	Unsecured		75,000	75,000
Simon Property Group, LP (Bonds)	01/30/14	4.90%	Fixed	Unsecured		200,000	200,000
Northfield Square	02/11/14	6.05%	Fixed	Secured		31,820	10,055
Montgomery Mall	05/11/14	5.17%	Fixed	Secured		95,902	52,171
Boardman Plaza	07/01/14	5.94%	Fixed	Secured		23,598	23,598
Cheltenham Square	07/01/14	5.89%	Fixed	Secured		54,941	54,941
Desoto Square	07/01/14	5.89%	Fixed	Secured		64,153	64,153
Upper Valley Mall	07/01/14	5.89%	Fixed	Secured		47,904	47,904
Washington Square	07/01/14	5.94%	Fixed	Secured		30,693	30,693
West Ridge Mall	07/01/14	5.89%	Fixed	Secured		68,711	68,711
Retail Property Trust (Bonds)	03/15/16	7.88%	Fixed	Unsecured		250,000	250,000
Arsenal Mall—2	05/05/16	8.20%	Fixed	Secured		1,725	1,725
Simon Property Group, LP (Bonds)	06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall	01/01/26	8.63%	Fixed	Secured		36,943	36,943
Keystone at the Crossing	07/01/27	7.85%	Fixed	Secured		60,065	60,065

Total Consolidated Indebtedness at Face Value		5.77%				11,052,901	10,844,898

Premium						34,048	31,372
Discount						(24,145)	(24,096)
Fair Value Interest Rate Swaps						(11,424)	(11,424)
Total Consolidated Indebtedness						11,051,380	10,840,750

Joint Venture Indebtedness
Fashion Centre Pentagon Office	09/10/04	2.87%	Variable	Secured		33,000	14,025
Indian River Commons	11/01/04	7.58%	Fixed	Secured		8,089	4,045
Indian River Mall	11/01/04	7.58%	Fixed	Secured		44,881	22,441
Mall of America	03/10/05	1.90%	Variable	Secured		312,000	85,800
Galleria Commerciali Italia	06/22/05	3.28%	Variable	Secured	(14)	609,523	298,666
Westchester, The—1	09/01/05	8.74%	Fixed	Secured		143,780	57,512

Westchester, The—2		09/01/05	7.20%	Fixed	Secured		50,816	20,326
Houston Galleria—1		12/01/05	7.93%	Fixed	Secured		216,509	68,168
Cobblestone Court		01/01/06	7.64%	Fixed	Secured		8,927	3,124
Crystal Court		01/01/06	7.64%	Fixed	Secured		4,384	1,534
Fairfax Court		01/01/06	7.64%	Fixed	Secured		9,997	2,624
Gaitway Plaza		01/01/06	7.64%	Fixed	Secured		7,777	1,814
Plaza at Buckland Hills, The		01/01/06	7.64%	Fixed	Secured		13,268	4,644
Ridgewood Court		01/01/06	7.64%	Fixed	Secured		8,437	2,953
Royal Eagle Plaza		01/01/06	7.64%	Fixed	Secured		6,650	2,328
Village Park Plaza		01/01/06	7.64%	Fixed	Secured		16,349	5,722
West Town Corners		01/01/06	7.64%	Fixed	Secured		10,477	2,445
Westland Park Plaza		01/01/06	7.64%	Fixed	Secured		4,920	1,148
Willow Knolls Court		01/01/06	7.64%	Fixed	Secured		8,787	3,075
CMBS Loan—Fixed (encumbers 13 Properties)	(5)	05/15/06	7.52%	Fixed	Secured		357,100	178,550
CMBS Loan—1 Floating (encumbers 13 Properties)	(5)	05/15/06	1.78%	Variable	Secured		186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(5)	05/15/06	1.74%	Variable	Secured		81,400	40,700
Great Northeast Plaza		06/01/06	9.04%	Fixed	Secured		16,634	8,317
Smith Haven Mall		06/01/06	7.86%	Fixed	Secured		115,000	28,750
Montreal Forum—Canada	(2)	08/08/06	5.76%	Variable	Secured	(15)	40,677	14,491
Lehigh Valley Mall		10/10/06	7.90%	Fixed	Secured		46,734	11,646
Greendale Mall		12/10/06	8.23%	Fixed	Secured		40,514	19,908
Gwinnett Place—1		04/01/07	7.54%	Fixed	Secured		37,179	18,590
Gwinnett Place—2		04/01/07	7.25%	Fixed	Secured		82,068	41,034
Town Center at Cobb—1		04/01/07	7.54%	Fixed	Secured		47,368	23,684
Town Center at Cobb—2		04/01/07	7.25%	Fixed	Secured		62,457	31,229
Houston Galleria—2	(2)	06/25/07	2.87%	Variable	Secured		84,711	26,671
Mall at Rockingham		09/01/07	7.88%	Fixed	Secured		96,398	23,684
Clay Terrace Partners	(2)	01/20/08	2.87%	Variable	Secured		47,791	23,896
Metrocenter		02/28/08	8.45%	Fixed	Secured		28,472	14,236
Aventura Mall—A		04/06/08	6.55%	Fixed	Secured		141,000	47,000
Aventura Mall—B		04/06/08	6.60%	Fixed	Secured		25,400	8,467
Aventura Mall—C		04/06/08	6.89%	Fixed	Secured		33,600	11,200
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		99,860	49,069
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		8,202	4,030

Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		165,119	82,560
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		13,986	5,533
Woodland Hills Mall		01/01/09	7.00%	Fixed	Secured		84,766	40,050
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	2.12%	Variable	Secured		99,757	37,409
Seminole Towne Center	(2)	06/30/09	2.02%	Variable	Secured		70,000	31,500
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		39,367	19,344
Auburn Mall		09/10/09	7.99%	Fixed	Secured		46,088	22,646
Mall at Chestnut Hill		02/02/10	8.45%	Fixed	Secured		14,618	6,903
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		198,747	99,374
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		261,636	130,818
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		47,542	23,361
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		96,663	47,498
Highland Mall		07/11/11	6.83%	Fixed	Secured		68,970	34,485
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		162,090	68,888
Dadeland Mall		02/11/12	6.75%	Fixed	Secured		195,227	97,614
Square One		03/11/12	6.73%	Fixed	Secured		92,861	45,630
Crystal Mall		09/11/12	5.62%	Fixed	Secured		103,658	77,296
European Retail Enterprises—Fixed Components		01/17/13	6.49%	Fixed	Secured	(13)	73,221	23,630
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured		142,541	70,041
Avenues, The		04/01/13	5.29%	Fixed	Secured		78,688	19,672
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured		78,702	11,546
Solomon Pond		08/01/13	3.97%	Fixed	Secured		114,000	56,017
Miami International Mall		10/01/13	5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured		35,000	17,198
European Retail Enterprises—Variable Components		02/23/14	4.02%	Variable	Secured	(16)	218,507	70,513
Northshore Mall		03/11/14	5.03%	Fixed	Secured		210,000	103,189
Quaker Bridge Mall		04/01/16	7.03%	Fixed	Secured		23,715	9,381
King of Prussia Mall—1		01/01/17	7.49%	Fixed	Secured		188,509	24,236
King of Prussia Mall—2		01/01/17	8.53%	Fixed	Secured		12,977	1,668

Total Joint Venture Indebtedness at Face Value	5.74%	6,461,215	2,728,940

Premium on JV Fixed-Rate Indebtedness		6,256	3,128
Discount on JV Fixed-Rate Indebtedness		(4,605)	(2,263)
Total Joint Venture Indebtedness		6,462,866	2,729,805

The Company's Share of Total Indebtedness	5.76%		13,570,555

(Footnotes on following page)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of June 30, 2004: LIBOR at 1.37%; EURIBOR at 2.08%.

(2)
Includes applicable extensions available at Company's option.

(3)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

(6)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of June 30, 2004, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 1.36%.

(12)
Amounts shown in USD Equivalent. Euro equivalent is 195.0 million.

(13)
Amounts shown in USD Equivalent. Euro equivalent is 61.6 million.

(14)
Amounts shown in USD Equivalent. Euro equivalent is 504.4 million.

(15)
Amounts shown in USD Equivalent. Canadian Dollar equivalent is 56.0 million.

(16)
Amounts shown in USD Equivalent. Euro equivalent is 180.8 million.

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2004

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Chicago Premium Outlets	Chicago	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN

Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Las Vegas Premium Outlets	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Woodville Mall	Northwood	OH
Eastland Mall	Tulsa	OK
Heritage Park Mall	Midwest City	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX

Rolling Oaks Mall	San Antonio	TX
Shops at North East Mall	Hurst	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Community Centers:
Bridgeview Court	Bridgeview	IL
Countryside Plaza	Countryside	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC

Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Martinsville Plaza	Martinsville	VA
Office:
O'Hare International Center	Rosemont	IL

SIMON PROPERTY GROUP

Preferred Stock/Units Outstanding

As of June 30, 2004

($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(1)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(2)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(3)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(4)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(5)	2,600,895	$30	$78,027	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable Preferred(6)	251,096	$100	$25,110	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable Preferred	822,588	$100	$82,259	N/A

(1)
The shares are not redeemable prior to August 27, 2004.

(2)
The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2004, was $26.20 per share.

(3)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2004 was $52.50 per share.

(4)
Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(5)
Each unit/share is not redeemable prior to August 27, 2009.

(6)
Each unit/share is not redeemable prior to November 10, 2006.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2003 through June 30, 2004
SIMON PROPERTY GROUP Selected Financial and Operational Information As of June 30, 2004 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Operational Information As of June 30, 2004 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet As of June 30, 2004
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For three months ended June 30, 2004
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For six months ended June 30, 2004
SIMON PROPERTY GROUP Reconciliation of NOI to Net Income As of June 30, 2004
SIMON PROPERTY GROUP Computation of Comparable Property NOI Growth As of June 30, 2004
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of June 30, 2004 (In thousands)
SIMON PROPERTY GROUP Rent Information As of June 30, 2004
SIMON PROPERTY GROUP Lease Expirations(1) As of June 30, 2004
SIMON PROPERTY GROUP Lease Expirations(1) As of June 30, 2004
SIMON PROPERTY GROUP Top Regional Mall Tenants As of June 30, 2004 (Square Feet in 000's)
SIMON PROPERTY GROUP Regional Mall Anchor/Big Box Openings 2004-2006
SIMON PROPERTY GROUP Property Listing—North American Assets As of June 30, 2004
Simon Property Group Property Listing—European Assets As of June 30, 2004
SIMON PROPERTY GROUP Capital Expenditures For the Six Months Ended June 30, 2004 (In millions)
SIMON PROPERTY GROUP North American Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of June 30, 2004
SIMON PROPERTY GROUP North American Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of June 30, 2004
SIMON PROPERTY GROUP North American Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of June 30, 2004
SIMON PROPERTY GROUP European Development Activity Report* Project Overview, Construction-in-Progress As of June 30, 2004
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of June 30, 2004 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of June 30, 2004 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2004 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of June 30, 2004
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of June 30, 2004 ($ in 000's, except per share amounts)